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                      (SEC File Nos. 333-36962 / 811-06175)


                               ECLIPSE FUNDS INC.

                            INTERNATIONAL EQUITY FUND


                         SUPPLEMENT DATED JUNE 15, 2001
                      TO THE PROSPECTUS DATED MARCH 1, 2001


This Supplement updates certain information contained in the above-dated Prospectus of Eclipse Funds Inc. regarding the International Equity Fund ("Fund"). You may obtain an additional copy of the Prospectus, free of charge, by writing to the Fund at 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

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PORTFOLIO MANAGERS:  BIOGRAPHIES

        Effective immediately, Ms. Rupal J. Bhansali has replaced Mr. Joseph Portera as portfolio manager of the International Equity Fund. Ms. Bhansali joined Mackay Shields as Managing Director and Head of the International Equity Product in 2001. Ms. Bhansali was previously the co-head of the international equity division at Oppenheimer Capital, where she managed various institutional and retail international equity portfolios. Earlier in her career, Ms. Bhansali worked in various capacities doing investment research and advisory work at Soros Fund Management, Crosby Securities and ICICI Ltd. She has over 10 years of experience in the industry. Ms. Bhansali received her MBA in finance from the University of Rochester and an undergraduate degree in business from the University of Bombay.

        Also effective immediately, the address of Eclipse Funds Inc. has changed to: Eclipse Funds Inc., NYLIM Center, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. Shareholders of Eclipse Funds Inc. should direct all written inquiries to this address.